UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION

                           Washington DC  20549


                                 FORM 8-K

                              CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported)  May 13, 1999



                      Big Sky Transportation Company
          (Exact name of registrant as specified in its charter)



          MONTANA                  1-7991              81-0387503
     (State or other               (Commission         (IRS Employer
     jurisdiction                  file number)        identification
     of incorporation)                                 number)


          1601 Aviation Place, Billings MT             59105
     (Address of principal executive offices)          (Zip code)


Registrant's telephone number, including area code     (406) 245-9449

___________________________________________________________________________
          (Former name or former address, if changed since last report)

Item 1.   Not Applicable

Item 2.   Not Applicable

Item 3.   Not Applicable

Item 4.   Not Applicable

Item 5.   Other Events

     The Registrant has entered into a Code Sharing Agreement with Northwest Airlines effective June 2, 1999. Under this agreement, passengers traveling on the Registrant's Big Sky Airlines Billings, Montana hub route network and connecting with the Northwest Airlines system, will travel under the Northwest Airlines code, have the benefit of one-stop passenger and baggage check-in, and receive Northwest Airlines WorldPerks Frequent Flyer mileage accrual. Registrant's Big Sky Airlines Billings hub system serves eleven communities in Montana, North Dakota, and Washington, utilizing
Metro III and Metro 23 series aircraft. Northwest Airlines is the world's fourth largest airline providing service to more than 500 cities.

Item 6.   Not Applicable

Item 7.   Not Applicable

Item 8.   Not Applicable

                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
                                        BIG SKY TRANSPORTATION CO.
                                        d.b.a BIG SKY AIRLINES

                                        By:/s/ Kim B. Champney
                                               Kim B. Champney
                                               President & CEO
Dated:  May 20, 1999